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                                                               Exhibit 10 (xcix)





                                AMENDMENT NO. 1
                                       TO
                      THE NORTH AMERICAN COAL CORPORATION
                            VALUE APPRECIATION PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 11, 1992)
                 ----------------------------------------------

The North American Coal Corporation hereby adopts this Amendment No. 1 to The North American Coal Corporation Value Appreciation Plan (As Amended and Restated as of March 11, 1992) (the "Plan"). The provisions of this Amendment shall be effective as of December 7, 1994. Words and phrases used herein with initial capital letter which are defined in the Plan are used herein as so defined.

                                  SECTION 1
                                  ---------

        Section 5.2(a) of the Plan hereby is amended by adding the following sentence at the end thereof:


"Notwithstanding the foregoing, the Committee may vest a Participant who retires or whose employment otherwise terminates in such amounts, up to 100 percent of his VAP Account, as the Committee may in its sole discretion determine".


                                   SECTION 2
                                   ---------

Section 9 of the Plan hereby is amended to read in its entirety as follows:

9. Amendment and Termination
   -------------------------

        The Committee or the Board of Directors of the Company may alter, amend or terminate this Plan from time to time; provided, however, that no modification, or amendment of this Plan shall, without the consent of a Participant, affect the





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Participant's rights in an outstanding Award under this Plan; and further provided, however, that upon termination of this Plan, all outstanding Awards shall vest 100 percent immediately thereupon, and shall be paid in accordance with Section 5.2.



EXECUTED this 14th day of December, 1994, to be effective as stated herein.





                                        Title:          Thomas A. Koza
                                                -------------------------------

                                        By:             Vice President
                                                -------------------------------